VOYA VARIABLE PORTFOLIOS, INC.

Voya Global High Dividend Low Volatility Portfolio

(the "Portfolio")

Supplement dated December 4, 2020

to the Portfolio's Class ADV, Class I, Class S, Class S2, and Class T shares Prospectus and Summary Prospectus each dated May 1, 2020 (each a "Prospectus" and collectively the "Prospectuses")

On November 19, 2020, the Board of Directors of Voya Variable Portfolios, Inc. approved changes with respect to the Portfolio's principal investment strategies and primary benchmark, effective on or about December 31, 2020.

Effective on or about December 31, 2020, the Portfolio's Prospectuses are revised as follows:

1.The first paragraph of the section entitled "Principal Investment Strategies" of the Portfolio's

Prospectuses is deleted and replaced with the following:

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities. The Portfolio will provide 60 days' prior notice of any change in this investment policy. The Portfolio invests primarily in equity securities included in the MSCI World Value IndexSM ("Index"). The Portfolio invests in securities of issuers in a number of different countries, including the United States.

2.The sixth paragraph of the section entitled "Principal Investment Strategies" of the Portfolio's

Prospectuses is deleted and replaced with the following:

The Sub-Adviser creates a target universe that consists of dividend paying securities by screening for companies that exhibit stable dividend yields within each industry sector. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the Portfolio's target dividend yield, which is expected to be higher than the

Index in aggregate, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Portfolio will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively low level of volatility.

3.The seventh paragraph of the section entitled "Principal Investment Strategies" of the

Portfolio's Prospectuses is deleted in its entirety.

4.The third paragraph of the section entitled "Performance Information" of the Portfolio's

Prospectuses is deleted in its entirety and replaced with the following:

The Portfolio's performance prior to December 31, 2020 reflects returns achieved pursuant to different principal investment strategies. The Portfolio's performance prior to May 1, 2018 reflects returns achieved pursuant to different principal investment strategies. The Portfolio's performance prior to July 12, 2013 reflects returns achieved pursuant to a different investment objective and principal investment strategies. If the Portfolio's current objective and strategies had been in place for the prior periods, the performance information shown would have been different.

5.The table in the subsection entitled "Performance Information – Average Annual Total

Returns" of the Portfolio's Prospectuses is deleted in its entirety and replaced with the following:

Average Annual Total Returns %

(for the periods ended December 31, 2019)

	1 Yr	5 Yrs	10 Yrs	Since	Inception
				Inception	Date
Class ADV %	21.06	6.75	6.71	N/A	01/28/08

MSCI World Value IndexSM 1,2%	21.75	6.34	7.81	N/A

MSCI World IndexSM 1,2%	27.67	8.74	9.47	N/A

Class I %	21.68	7.29	7.09	N/A	03/05/15

MSCI World Value IndexSM 1,2%	21.75	6.34	7.81	N/A

MSCI World IndexSM 1,2%	27.67	8.74	9.47	N/A

Class S %	21.41	7.04	6.97	N/A	01/28/08

MSCI World Value IndexSM 1,2%	21.75	6.34	7.81	N/A

MSCI World IndexSM 1,2%	27.67	8.74	9.47	N/A

Class S2%	21.26	N/A	N/A	6.13	03/05/15

MSCI World Value IndexSM 1,2%	21.75	N/A	N/A	6.23

MSCI World IndexSM 1,2%	27.67	N/A	N/A	8.31

Class T %	21.05	N/A	N/A	5.95	03/05/15

MSCI World Value IndexSM 1, 2%	21.75	N/A	N/A	6.23

MSCI World IndexSM 1,2%	27.67	N/A	N/A	8.31

1Effective December 31, 2020 the Portfolio changed its benchmark from the MSCI World IndexSM to the MSCI World Value IndexSM because the MSCI World Value IndexSM is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

2The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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